UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2014

CARBON SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54817	20-5451302
(Commission File Number)	(I.R.S. Employer Identification No.)

5511C Ekwill Street, Santa Barbara, California	93111
(Address of principal executive offices)	(Zip Code)

(805) 456-7000
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]      Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 8.   OTHER EVENTS

Item 8.01.  Other Events.

Effective September 16, 2014, Carbon Sciences, Inc., a Nevada corporation (the “Company”), has determined to change the focus of its business from developing a technology to convert natural gas into liquid fuel to developing a technology to mass produce graphene from natural gas. The technology, which the Company is developing in conjunction with the University of California, Santa Barbara (“UCSB”), under its existing agreement with UCSB, is intended to transform natural gas into commercial size sheets of graphene that can be fine-tuned with application-specific electrical and materials properties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARBON SCIENCES, INC.

(Registrant)

Date: September 16, 2014

/s/ William Beifuss
William Beifuss, Chief Executive Officer